EXHIBIT 99.1

VIMOVO PRODUCT LINE

(A Product of AstraZeneca LP)

Financial Statements

December 31, 2012

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Partners

AstraZeneca LP:

We have audited the accompanying financial statements of the VIMOVO Product Line of AstraZeneca LP, which comprise the statement of assets acquired as of December 31, 2012, and the related statement of net revenues and direct expenses for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired of the VIMOVO Product Line as of December 31, 2012 and its net revenues and direct expenses for the year then ended in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

The accompanying statements of assets acquired and net revenues and direct expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Horizon Pharma, Inc. as described in note 2 and are not intended to be a complete presentation of all net assets and the results of operations of the VIMOVO Product Line of AstraZeneca LP. Our opinion is modified with respect to this matter.

/S/ KPMG LLP

Philadelphia, Pennsylvania
January 16, 2014

VIMOVO PRODUCT LINE

(A Product of AstraZeneca LP)

Statement of Assets Acquired

December 31, 2012

(Amounts in thousands)

Samples inventories	$390
Intangible asset	16,154

Total assets acquired	$16,544

See accompanying notes to financial statements.

VIMOVO PRODUCT LINE

(A Product of AstraZeneca LP)

Statement of Net Revenues and Direct Expenses

Year ended December 31, 2012

(Amounts in thousands)

Net product revenues	$25,195
Cost of goods sold	5,895

Gross profit	19,300

Direct expenses:
Selling expenses	42,574
Amortization expense	1,538

Total direct expenses	44,112

Direct expenses in excess of net revenues	$(24,812)

See accompanying notes to financial statements.

VIMOVO PRODUCT LINE

(A Product of AstraZeneca LP)

Notes to Financial Statements

December 31, 2012

(Amounts in thousands)

(1)	Background

In August 2006, AstraZeneca AB (AZAB) entered into a Collaboration and License Agreement with Pozen, Inc. (Pozen) whereby AZAB obtained a license to Pozen’s intellectual property and AZAB and Pozen agreed to co-develop and commercialize certain pharmaceutical product candidates.

VIMOVO was a resulting product of the Collaboration and License Agreement. In April 2010, VIMOVO was approved by the Food and Drug Administration (FDA) for sale in the U.S. market for relief of signs and symptoms of osteoarthritis, rheumatoid arthritis, and ankylosing spondylitis and to decrease the risk of developing gastric ulcers in patients at risk of developing NSAID associated gastric ulcers. AstraZeneca LP (AZLP), a subsidiary of AZAB, launched VIMOVO in July 2010.

Pursuant to an Asset Purchase Agreement dated as of November 18, 2013 (the Asset Purchase Agreement), AZAB and its affiliates agreed to sell to Horizon Pharma, Inc. certain existing assets and rights necessary to commercialize VIMOVO in the U.S. including, among other things, the investigational new drug application, or IND, and new drug application, or NDA, for VIMOVO in the U.S., AZAB’s interest in certain patents covering VIMOVO in the U.S. and certain promotional materials and records related to VIMOVO in the U.S.

(2)	Basis of Presentation

These accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission under Rule 3-05 of Regulation S-X. Historically, complete financial statements have never been prepared for the VIMOVO Product Line as AZLP did not maintain the VIMOVO Product Line as a stand-alone business, division or subsidiary, and therefore it is impractical to prepare stand-alone or full carve-out financial statements for the VIMOVO Product Line. The statements of assets acquired and net revenues and direct expenses of the VIMOVO Product Line have been prepared in conformity with U.S. generally accepted accounting principles and have been derived from the operating activities directly attributed to the VIMOVO Product Line from AZLP’s books and records. The statement of net revenues and direct expenses does not purport to reflect all the costs, expenses, and cash flows that would have been associated had the VIMOVO Product Line been operated as a stand-alone, separate entity. In addition, the statement of net revenues and direct expenses may not be indicative of the operating results going forward given the omission of certain corporate overhead described in the notes to the financial statements and changes in the business that may be made by the acquirer. AZLP’s transaction systems, including accounts receivable and accounts payable, which are used to record and account for cash transactions were not designed to identify assets and liabilities and receipts and payments on a product specific basis. As a result, cash flows for the VIMOVO Product Line are unavailable.

(3)	Summary of Significant Accounting Policies

(a)	Samples inventories

Samples inventories are stated at the lower of cost or market determined on the first-in, first-out method.

(b)	Intangible Asset

The intangible asset represents the $20,000 payment made to Pozen upon FDA approval of VIMOVO under the Collaboration and License Agreement which is being amortized over an estimated useful life of 13 years. Amortization expense was $1,538 for the year ended December 31, 2012 and accumulated amortization was $3,846 as of December 31, 2012. AZLP reviews amortizable intangible assets for impairment whenever changes in circumstances indicate the carrying amount of such assets may not be recoverable. In performing such review for recoverability, AZLP compares expected undiscounted future cash flows to the carrying value of identifiable intangibles. If such assets are considered to be impaired, the impairment recognized is measured by the amount the carrying value exceeds the fair value of the assets. No impairment charges have been recorded for the year ended December 31, 2012. Annual amortization expense for each of the next five years will be $1,538 per year.

VIMOVO PRODUCT LINE

(A Product of AstraZeneca LP)

Notes to Financial Statements

December 31, 2012

(Amounts in thousands)

(c)	Revenue Recognition

Revenue from product sales is recognized when the earnings process is complete. Revenue for product sales is recognized at the time of shipment, when title and risk of loss have been transferred, collectability is reasonably assured and pricing is fixed and determinable. Net product sales include gross sales less estimated managed care costs, which include government rebates, product returns, coupons and certain other customer discounts. The following briefly describes the nature of the net sales adjustments:

Managed Care Costs

Managed care costs include estimated amounts for price rebate programs, charge backs from wholesalers and certain other sales related items. These rebates are based primarily on volume purchases, the attainment of market share levels, government mandates and wholesaler credits. Provision for these estimated costs are recorded at the time of sale and are periodically adjusted to reflect actual experience.

Product Returns

Customers can return product from up to six months prior to expiration until twelve months after expiration. These estimated costs are recorded at the time of sale and are periodically adjusted to reflect actual experience.

Coupons

Coupon programs are offered to patients to help lower out-of-pocket costs. These costs are recorded as a reduction to gross sales based on an estimate of the units to be redeemed at the coupon value.

Product revenues from the largest three customers accounted for 42%, 39% and 10% of total product revenues for the year ended December 31, 2012.

(d)	Cost of Goods Sold

Costs of product sold include the direct costs of manufacturing the product and royalty payments to Pozen in accordance with the Collaboration and License Agreement. The amount of royalties was $2,482 for the year ended December 31, 2012.

(e)	Direct Selling Expenses

Direct selling expenses represent third-party costs directly related to the VIMOVO Product Line as well as other costs that have been allocated to the VIMOVO Product Line based on reasonable activity-based methods, including field sales costs and certain freight and distribution costs.

(f)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Actual results could differ from these estimates.

(4)	Corporate Allocations

AZLP performed certain corporate functions for the VIMOVO Product Line for the year ended December 31, 2012, including, but not limited to, corporate management, certain legal services, administration of insurance, treasury, payroll administration, employee compensation and benefit management, and administration. The costs of these corporate services are not included in the statement of net revenues and direct expenses, as AZLP does not allocate such costs by product. In addition, the statement of net revenues and direct expenses excludes any interest and income taxes.

VIMOVO PRODUCT LINE

(A Product of AstraZeneca LP)

Notes to Financial Statements

December 31, 2012

(Amounts in thousands)

(5)	Subsequent Events

AZLP has evaluated their activity after December 31, 2012 until the date of issuance of the statements of assets acquired and net revenues and direct expenses through January 16, 2014, and is not aware of any other events that have occurred subsequent to December 31, 2012 that would require adjustments to or disclosures in the accompanying statements.